Guarantees	6 Months Ended
Mar. 24, 2012
Guarantees [Abstract]
Guarantees
11.	Guarantees
The Partnership has residual value guarantees associated with certain of its operating leases, related primarily to transportation equipment, with remaining lease periods scheduled to expire periodically through fiscal 2019. Upon completion of the lease period, the Partnership guarantees that the fair value of the equipment will equal or exceed the guaranteed amount, or the Partnership will pay the lessor the difference. Although the fair value of equipment at the end of its lease term has historically exceeded the guaranteed amounts, the maximum potential amount of aggregate future payments the Partnership could be required to make under these leasing arrangements, assuming the equipment is deemed worthless at the end of the lease term, was $10,456 as of March 24, 2012. The fair value of residual value guarantees for outstanding operating leases was de minimis as of March 24, 2012 and September 24, 2011.